COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT        GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT       HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT             MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT

                        Supplement to Current Prospectus

Effective immediately, the third through eighth paragraphs under the caption "Purchase Payments and Contract Values During Accumulation Period - Net Investment Factor" are replaced in its entirety by the following:

The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. Each Variable Account, except the Money Market Variable Account, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Managers when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Variable Accounts use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in a Variable Account's judgment, does not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and a Variable Account's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Variable Account determines the value of its assets, and therefore the Variable Account may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the Variable Account's valuation time. The Money Market Variable Account values its assets using the amortized cost method.


                The date of this supplement is November 24, 2003.